================================================================================
                   Royal Grip, Inc. Signs Letter of Intent to
                   Combine with FM Precision Golf Corporation
================================================================================

                              FOR IMMEDIATE RELEASE

Contact: Tom Schneider, Vice President-Finance, Royal Grip, Inc. (602) 829-9000 Max Ramras, Joe Dorame, Jim Estrada, RCG Capital Markets Group, Inc.
          (602) 998-7555

(January 24, 1997) Tempe, Arizona - Royal Grip, Inc. (NASDAQ: GRIP) is pleased to announce that it has executed a letter of intent to combine with FM Precision, a privately-held golf club shaft manufacturer based in Torrington, Connecticut. While specific terms and conditions of the transaction are not being disclosed, FM Precision shareholders will obtain a majority interest in Royal Grip, Inc.

FM Precision is a premier shaft manufacturing company with a very successful product line which includes the revolutionary "Rifle" shaft. The company was purchased by Richard Johnston, Chris Johnston, David Johnston, an affiliate of Berenson Minella & Company and other shareholders in May 1996 from Brunswick Corporation.

It is anticipated that the Board of Directors of the combined company will consist of nine persons, three designees from the existing Royal Grip board, including Danny Edwards, current Chairman and CEO of Royal Grip, and Bob Burg, current President of Royal Grip, and the current Board of Directors of FM
Precision: Richard Johnston, Chris Johnston, David Johnston, Ray Minella, Ken Warren and Ron Chalmers.

The currently proposed management of the holding company will be: Richard Johnston, Chairman, Danny Edwards, Vice Chairman and Chris Johnston, President and Chief Executive Officer. Ron Chalmers will be Executive Vice President of the holding company and will continue as President and CEO of FM Precision golf Manufacturing Corporation and Mr. Robert Burg II, will be the Executive Vice President of the holding company and President and CEO of the golf grip and headwear subsidiaries.

The letter of intent is subject to the due diligence of both parties, execution of a definitive agreement, the receipt of an independent fairness opinion, the approval of the board of directors and stockholders of both companies and other customary conditions.

Danny Edwards, Chairman of Royal Grip, stated: "While there is due diligence yet to be done, we believe that the proposed transaction will be a significant step toward increasing the value of Royal Grip for all of our shareholders. FM Precision is clearly regarded as a high quality manufacturer of steel shafts with an excellent reputation, particularly within the OEM sector of our industry. We believe the combination of FM Precision and Royal Grip demonstrates our focused commitment and intention to grow with our OEM customers."

Bob Burg, President of Royal Grip added, "This opportunity is consistent with our growth strategy and will make us a stronger company for our shareholders. FM Precision's management team has a wealth of golf industry knowledge and credibility. The combination further defines our commitment to the industry and strengthens our platform to grow."

                                    --more--

                                  --continued--

Chris Johnston, Chairman of FM Precision commented: "We are excited to bring these two customer oriented companies together. This combination will make us a significant force in the golf component segment. Royal Grip's reputation as a high quality producer of golf grips and sports headwear is what attracted us to their company. We look forward to completing our due diligence review and successfully consummating this transaction."

Royal Grip is a designer and distributor of high quality golf club grips and sports headwear. The Company's golf club grips feature innovative designs and compounds and are sold to leading club manufacturers, pro shops and retail golf centers. The Company's headwear operations produce high quality, customized golf and baseball-style caps for resale to team outfitters, college teams and bookstores and resorts and country clubs.

This press release includes statements which may constitute forward looking statements made pursuant to the safe harbor provision of the Private Securities Litigation Reform Act of 1995. This information may involve risks and uncertainties that could cause actual results to differ materially from the forward looking statements. Factors which would cause or contribute to such differences include but are not limited to factors detailed in the Company's Securities and Exchange Commission filings.

                                     --end--

================================================================================
                  Royal Grip, Inc. And FM Precision Golf Corp.
                 Announce Preliminary Terms of Letter of Intent
                                   to Combine
================================================================================

                              FOR IMMEDIATE RELEASE


Contact: Tom Schneider, Vice President-Finance, Royal Grip, Inc. (602) 829-9000 Max Ramras, Joe Dorame, Jim Estrada, RCG Capital Markets Group, Inc.
          (602) 998-7555

(January 24, 1997) Tempe, Arizona - Royal Grip, Inc. (NASDAQ: GRIP) is pleased to announce that it has executed a letter of intent to combine with FM Precision, a privately-held golf club shaft manufacturer based in Torrington, Connecticut. As currently contemplated in the letter of intent, current Royal Grip shareholders will own approximately 35 percent of the fully diluted shares of the combined company and current FM Precision shareholders will own approximately 65 percent of the fully diluted shares of the combined company.

FM Precision is a premier golf shaft manufacturing company with a very successful product line which includes the revolutionary "Rifle" shaft. The company was purchased by Richard Johnston, Chris Johnston, David Johnston, an affiliate of Berenson Minella & Company and other shareholders in May 1996 from Brunswick Corporation.

For the six months ended November 30, 1996, FM Precision recorded net sales of approximately $10.5 million and pre-tax income of $1.6 million. These numbers are internally prepared and unaudited and are subject to further due diligence.

It is anticipated that the Board of Directors of the combined company will consist of nine persons, three designees from the existing Royal Grip board, including Danny Edwards, current Chairman and CEO of Royal Grip, and Bob Burg, current President of Royal Grip, and the current Board of Directors of FM
Precision: Richard Johnston, Chris Johnston, David Johnston, Ray Minella, Ken Warren and Ron Chalmers.

The currently proposed management of the holding company will be: Richard Johnston, Chairman, Danny Edwards, Vice Chairman and Chris Johnston, President and Chief Executive Officer. Ron Chalmers will be Executive Vice President of the holding company and will continue as President and CEO of FM Precision Golf Manufacturing Corporation and Mr. Robert Burg II, will be the Executive Vice President of the holding company and President and CEO of the golf grip and headwear subsidiaries.

The letter of intent is subject to the due diligence of both parties, execution of a definitive agreement, the receipt of an independent fairness opinion, the approval of the board of directors and stockholders of both companies and other customary conditions.

Danny Edwards, Chairman of Royal Grip, stated: "While there is due diligence yet to be done, we believe that the proposed transaction will be a significant step toward increasing the value of Royal Grip for all of our shareholders. FM Precision is clearly regarded as a high quality manufacturer of steel shafts

                                    --more--

                                  --continued--


with an excellent reputation, particularly within the OEM sector of our industry. We believe the combination of FM Precision and Royal Grip demonstrates our focused commitment and intention to grow with our OEM customers."

Bob Burg, President of Royal Grip added, "This opportunity is consistent with our growth strategy and will make us a stronger company for our shareholders. FM Precision's management team has a wealth of golf industry knowledge and credibility. The combination further defines our commitment to the industry and strengthens our platform to grow."

Chris Johnston, Chairman of FM Precision commented: "We are excited to bring these two customer oriented companies together. This combination will make us a significant force in the golf component segment. Royal Grip's reputation as a high quality producer of golf grips and sports headwear is what attracted us to their company. We look forward to completing our due diligence review and successfully consummating this transaction."

Royal Grip is a designer and distributor of high quality golf club grips and sports headwear. The Company's golf club grips feature innovative designs and compounds and are sold to leading club manufacturers, pro shops and retail golf centers. The Company's headwear operations produce high quality, customized golf and baseball-style caps for resale to team outfitters, college teams and bookstores and resorts and country clubs.

This press release includes statements which may constitute forward looking statements made pursuant to the safe harbor provision of the Private Securities Litigation Reform Act of 1995. This information may involve risks and uncertainties that could cause actual results to differ materially from the forward looking statements. Factors which would cause or contribute to such differences include but are not limited to factors detailed in the Company's Securities and Exchange Commission filings.

                                     --end--